UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2020

Velocity Financial, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39183	46-0659719
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30699 Russell Ranch Road, Suite 295 Westlake Village, California		91362
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (818) 532-3700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	VEL	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On November 3, 2020, we issued the following press release announcing preliminary business updates and the timing of managements' webcast and conference call relating to our results for the quarter ended September 30, 2020.

The information provided in Item 2.02 is intended to be furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act or the Securities Exchange Act, except as expressly set forth by specific reference in such a filing.

Velocity Financial, Inc. Provides Business Update and Announces Date of Third Quarter Financial Results Webcast and Conference Call

Westlake Village, CA – November 3, 2020 – Velocity Financial, Inc. (NYSE:VEL) (“Velocity” or “Company”), a leader in small balance investor lending, today provided a business update and announced that it will release third quarter 2020 financial results after the market close on Wednesday, November 11, 2020.

Business Update:

•	Restarted loan production activities in September to strong demand

– Applications totaled $226 million in September and $252 million in October, similar to our 2020 Q1 pre-COVID levels

– October loan production volume totaled $63 million in UPB

•	Expect to complete Velocity’s next securitization in the first quarter of 2021, backed by newly originated 30-year investor loans

•	Pretax Income for third quarter expected to range from $4.8 million to $5.1 million, an increase from $2.6 million in the second quarter

•	Loan portfolio benefits from improved delinquency trends and continued strong resolution activities

– Net interest margin (NIM) expected to improve by 20 to 25 basis points from the second quarter of 2020

"Our team is excited to be originating new loans and the pipeline is building much faster than we projected," said Joe Cowell, Chief Operating Officer. "We are very encouraged by the tremendous response from our loyal customers."

The Company will host a webcast to discuss the quarterly results on November 11, 2020 at 5:00 p.m. Eastern Time. Listeners can access the webcast via the link below:

https://services.choruscall.com/links/vel201111roBZnCkl.html

The earnings discussion can also be accessed by dialing 1-866-807-9684 in the U.S. and Canada. International callers must dial 1-412-317-5415. Callers should ask to be joined into the Velocity Financial, Inc. earnings call. To listen to the webcast, please go to Velocity’s website at least 15 minutes before the call to register and to download and install any needed software.

Management’s slide presentation will be available on the Company’s Investor Relations website at www.velfinance.com after the market close on Wednesday, November 11, 2020.

A replay of the call will be available through midnight on November 18, 2020 and can be accessed by dialing 1-877-344-7529 in the U.S. and 855-669-9658 in Canada or 1-412-317-0088 internationally and entering access code #10148332. The replay will also be available on the Investor Relations section of the Company's website under "Events and Presentations."

About Velocity Financial, Inc.

Based in Westlake Village, California, Velocity is a vertically integrated real estate finance company that primarily originates and manages investor loans secured by 1-4-unit residential rental and small commercial properties. Velocity originates loans nationwide across an extensive network of independent mortgage brokers it has built and refined over 15 years.

Forward-Looking Statements

Some of the statements contained in this press release may constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to preliminary or anticipated results, expectations, projections, plans and strategies, anticipated events or trends, and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “goal,” or “potential” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans, or intentions.

The forward-looking statements contained in this press release reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause actual results to differ significantly from those expressed or contemplated in any forward-looking statement. While forward-looking statements reflect our good faith projections, assumptions and expectations, they are not guarantees of future results. Furthermore, we disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes, except as required by applicable law. Factors that could cause our results to differ materially include, but are not limited to (1) changes to our expected results as we complete our quarterly closing controls and procedures, (2) the continued course and severity of the COVID-19 pandemic, and its direct and indirect impacts, (3) general economic and real estate market conditions, (4) regulatory and/or legislative changes, (5) our customers' continued interest in loans and doing business with us, (6) market conditions and investor interest in our contemplated securitization and (7) changes in federal government fiscal and monetary policies.  Additional information relating to these and other factors that could cause future results to differ materially from those expressed or contemplated in any forward-looking statements can be found in the section titled ‘‘Risk Factors” in our Form 10-Q filed with the SEC on May 14, 2020, as well as other cautionary statements we make in our current and periodic filings with the SEC. Such filings are available publicly on our Investor Relations web page at www.velfinance.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Velocity Financial, Inc.

Date: November 3, 2020	/s/ Roland T. Kelly
Roland T. Kelly
General Counsel

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